                                                                    Exhibit 10.1

                                                                       EXECUTION

                             WORLD COLOR PRESS, INC.
                                 SIXTH AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

            This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 11, 1998 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders") that are party hereto, and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 6 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                    RECITALS

            WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, as further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997, as further amended or modified by that certain Limited Waiver, Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997 and as further amended or modified by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of June 4, 1998 (as so amended and modified, the "Credit Agreement").

            WHEREAS, the parties hereto wish to amend and modify the Credit Agreement to make certain amendments as set forth below.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1
                             AMENDMENTS AND CONSENT

            A. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition:

            `Subordinated Indebtedness' means the Indebtedness evidenced by the Senior Subordinated Notes, the Additional Subordinated Indebtedness and any other

            Indebtedness of Company incurred with the consent of Administrative Agent and Requisite Lenders in their sole discretion or that is otherwise permitted under subsection 6.1 of the Credit Agreement, including but not limited to Refinancing Indebtedness permitted under 6.1(vi) of the Credit Agreement, and that is, in each case, subordinate in right and time of payment to the Obligations.

            B. Subsection 6.5(iii) and 6.5(iv) of the Credit Agreement is hereby amended and restated as follows:

            "(iii) Company may make Restricted Junior Payments to the holders of the Senior Subordinated Notes and the holders of the Additional Subordinated Indebtedness and other Subordinated Indebtedness from the proceeds of the sale of Equity Securities of Company and the proceeds of Refinancing Indebtedness of such Subordinated Indebtedness permitted under subsection 6.1(vi) of the Credit Agreement and the proceeds of Subordinated Indebtedness permitted under subsection 6.1(xii) of the Credit Agreement that matures not earlier than one year following the Commitment Termination Date;
            (iv) Company may make scheduled interest payments on the Senior Subordinated Notes (to the extent permitted by the subordination provisions of the Senior Subordinated Note Indenture) and in respect of the Additional Subordinated Indebtedness or other Subordinated Indebtedness (to the extent permitted by the subordination provisions of the instruments evidencing such Additional Subordinated Indebtedness or such other Subordinated Indebtedness, as the case may be, and the documents pursuant to which such Additional Subordinated Indebtedness or such other Subordinated Indebtedness as the case may be, is issued);"

                                    SECTION 2
                            LIMITATION OF AMENDMENTS

            Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

            (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

            (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                    SECTION 3
                           CONDITIONS TO EFFECTIVENESS

            This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Sixth Amendment Effective Date"):

            A. On or before the Sixth Amendment Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

            B. On or before the Sixth Amendment Effective Date, Administrative Agent and Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

            C. On or before the Sixth Amendment Effective Date, Company shall have delivered Resolutions of the Board of Directors of Company approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Sixth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment and shall have delivered an Officer's Certificate in form and substance satisfactory to the Administrative Agent certifying that the Subordinated Indebtedness contemplated to be issued will be issued in compliance with subsections 6.1 (vi), 6.1 (viii) and 6.1(xii) of the Credit Agreement.

            D. On or before the Sixth Amendment Effective Date, Administrative Agent shall have received for distribution to each Lender consenting to this Amendment in accordance with its Pro Rata Share under the Credit Agreement a non-refundable amendment fee equal to 0.05% of the sum of such Lender's (i) Revolving Loan Exposure, (ii) Existing Term Exposure, (iii) Tranche A Exposure,
(iv) Tranche B Exposure and (v) Tranche D Exposure, in effect as of the date hereof

                                    SECTION 4
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the date hereof, as of the Sixth Amendment Effective Date that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

            B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

            C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            F. Binding Obligation. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 5
                                  MISCELLANEOUS

      A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

      (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit

      Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                    SECTION 6
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

            Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and such other Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              WORLD COLOR PRESS, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              THE LANMAN COMPANIES, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              LANMAN LITHOTECH, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              CENTRAL FLORIDA PRESS, L.C.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              NORTHEAST GRAPHICS INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:

                              THE WESSEL COMPANY, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              IMAGE TECHNOLOGIES, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              SHEA COMMUNICATIONS COMPANY

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              KRUEGER ACQUISITION CORPORATION

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              KRI, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              RAI, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:

                              BCK 140 PARTNERSHIP

                              By: World Color Press, Inc.,
                                  its General Partner

                                  By: /s/ Thomas J. Quinlan
                                      ---------------------------------
                                      Name:
                                      Title:


                              By: The Lanman Companies, Inc.,
                                  its General Partner

                                  By: /s/ Thomas J. Quinlan
                                      ---------------------------------
                                      Name:
                                      Title:


                              WORLD COLOR BOOK SERVICES, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              THE JOHNSON & HARDIN CO.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              JOHNSON & HARDIN ENTERPRISES, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              MAGNA-GRAPHIC, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:

                              TACONIC HOLDINGS, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              CENTURY GRAPHICS CORPORATION

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              EDWIN ROAD PROPERTIES, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              LA-GNIAPPE ADVERTISING, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              LA-GNIAPPE INSERTS, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              DB ACQUISITION CORP.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:

                              DITTLER BROTHERS, INCORPORATED

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:


                              ACME PRINTING COMPANY, INC.

                              By: /s/ Thomas J. Quinlan
                                  ---------------------------------
                                  Name:
                                  Title:

                              BANKERS TRUST COMPANY,
                              individually as a Lender and as
                              Administrative Agent and as Collateral Agent


                              By: /s/ Robert R. Telesca
                                  ----------------------------------------
                                  Name: ROBERT R. TELESCA
                                  Title: ASSISTANT VICE PRESIDENT

                              BANK OF AMERICA NT & SA,
                              as a Lender


                              By: /s/ John W. Pocalyko
                                  ----------------------------------------
                                  Name: JOHN W. POCALYKO
                                  Title: MANAGING DIRECTOR

                              CITIBANK, N.A.,
                              as a Lender


                              By: /s/ James P. Garvin
                                  ----------------------------------------
                                  Name: James P. Garvin
                                  Title: Attorney-In-Fact

                              ABN AMRO BANK, NV, NEW YORK BRANCH, as
                              Lender

                              By: ABN Amro North America, Inc.,
                              as Agent


                              By: /s/ Andrew Dry
                                  ---------------------------
                                  Name: ANDREW DRY
                                  Title: SENIOR VICE PRESIDENT


                              By: /s/ David C. Carrington
                                  ---------------------------
                                  Name: David C. Carrington
                                  Title: Vice President

                              BANK OF MONTREAL,
                              as Lender


                              By: /s/ Jordan Fragiacono
                                  ----------------------------------------
                                  Name: Jordan Fragiacono
                                  Title: Director

                              THE BANK OF NOVA SCOTIA
                              as Lender


                              By: /s/ J. Alan Edwards
                                  ----------------------------------------
                                  Name: J. ALAN EDWARDS
                                  Title: AUTHORIZED SIGNATORY

                              BANK OF SCOTLAND,
                              as Lender


                              By: /s/ Annie Chin Tai
                                  ----------------------------------------
                                  Name: ANNIE CHIN TAI
                                  Title: SENIOR VICE PRESIDENT

                              BANK OF TOKYO - MITSUBISHI TRUST
                              COMPANY, as Lender


                              By: /s/ Nicholas Campbell
                                  ----------------------------------------
                                  Name: Nicholas Campbell
                                  Title: Vice President

                              PARIBAS,
                              as Lender


                              By: /s/ John J McCormick, III
                                  ----------------------------------------
                                  Name: John J McCormick, III
                                  Title: Vice President


                              By: /s/ Duane P. Helkowski
                                  ----------------------------------------
                                  Name: Duane P. Helkowski
                                  Title: Vice President

                              CIBC, INC., as Lender


                              By: /s/ CYD Petre
                                  ----------------------------------------
                                  Name: CYD PETRE
                                  Title: EXECUTIVE DIRECTOR
                                         CIBC Oppenheimer Corp., AS AGENT

                              FLEET NATIONAL BANK,
                              as Lender


                              By: /s/ Jeffrey C. Lynch
                                  ----------------------------------------
                                  Name: Jeffrey C. Lynch
                                  Title: SVP

                              THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                              By: /s/ Teiji Teramoto
                                  ----------------------------------------
                                  Name: TEIJI TERAMOTO
                                  Title: Vice President & Manager

                              THE INDUSTRIAL BANK OF JAPAN, LTD., as
                              Lender


                              By: /s/ Takuya Honjo
                                  ----------------------------------------
                                  Name: TAKUYA HONJO
                                  Title: SENIOR VICE PRESIDENT

                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                             as Lender


                              By: /s/ Mark A. Thompson
                                  ----------------------------------------
                                  Name: Mark A. Thompson
                                  Title: Senior Vice President &
                                         Team Leader

                              PNC BANK, NATIONAL ASSOCIATION
                              as Lender


                              By: /s/ Donald V. Davis
                                  ----------------------------------------
                                  Name: Donald V. Davis
                                  Title: Vice President

                              THE SANWA BANK, LIMITED
                              as Lender


                              By: /s/ Dominick J. Sorresso
                                  ----------------------------------------
                                  Name: DOMINIC J. SORRESSO
                                  Title: VICE PRESIDENT

                              BANKBOSTON, N.A.(formerly know as The First
                              National Bank of Boston), as Lender


                              By: /s/ Julie V. Jacehan
                                  ----------------------------------------
                                  Name: Julie V. Jacehan
                                  Title: Director

                              CREDIT SUISSE FIRST BOSTON (formerly known as Credit Suisse), as Lender


                              By: /s/ Chris T. Horgan
                                  ----------------------------------------
                                  Name: CHRIS T HORGAN
                                  Title: VICE PRESIDENT


                              By: /s/ Kristin Lepri
                                  ----------------------------------------
                                  Name: KRISTIN LEPRI
                                  Title: ASSOCIATE

                              THE DAI-ICHI KANGYO BANK, LTD.,
                              as Lender


                              By: /s/ Ronald Wolinsky
                                  ----------------------------------------
                                  Name: Ronald Wolinsky
                                  Title: Vice President & Group Leader

                              DRESDNER BANK AG, NEW YORK AND GRAND
                              CAYMAN BRANCHES,
                              as Lender


                              By: /s/ Laura G. Fazio
                                  ----------------------------------------
                                  Name: LAURA G. FAZIO
                                  Title: First Vice President


                              By: /s/ Brian Haughney
                                  ----------------------------------------
                                  Name: Brian Haughney
                                  Title: Assistant Treasurer

                              THE SAKURA BANK, LIMITED, as Lender


                              By: /s/ Yoshikazu Nagura
                                  ----------------------------------------
                                  Name: YOSHIKAZU NAGURA
                                  Title: Vice President

                              THE SUMITOMO BANK, LIMITED, NEW YORK
                              BRANCH, as Lender


                              By: /s/ Suresh S. Tata
                                  ----------------------------------------
                                  Name: Suresh S. Tata
                                  Title: Senior Vice President

                              BANK POLSKA, as Lender


                              By: /s/ H. B. El-Tawil
                                  ----------------------------------------
                                  Name: H. B. El Tawil
                                  Title: V.P.

                              THE TOKAI BANK, LTD., NEW YORK BRANCH, as
                              Lender


                              By: /s/ Shinichi Nakatani
                                  ----------------------------------------
                                  Name: Shinichi Nakatani
                                  Title: Assistant General Manager

                              MERITA BANK PLC NEW YORK BRANCH
                              as Lender


                              By: /s/ Frank Maffei
                                  ----------------------------------------
                                  Name: FRANK MAFFEI
                                  Title: VICE PRESIDENT


                              By: /s/ Clifford Abramsky
                                  ----------------------------------------
                                  Name: Clifford Abramsky
                                  Title: VP

                              BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK
                              BRANCH, as Lender


                              By: /s/ Rulf Enke
                                  ---------------------------
                                  Name: Rulf Enke
                                  Title: Associate Director


                              By: /s/ A. Babcock
                                  ---------------------------
                                  Name: A. Babcock
                                  Title: Managing Director

                              THE BANK OF NEW YORK,
                              as Lender


                              By: /s/ Kenneth P. Sneider Jr.
                                  ----------------------------------------
                                  Name: Kenneth P. Sneider Jr
                                  Title: Vice President

                              FIRST UNION NATIONAL BANK,
                              as Lender


                              By: /s/ Matthew O. Riley
                                  ----------------------------------------
                                  Name: MATTHEW O. RILEY
                                  Title: VICE PRESIDENT

                              ERSTE DER OESTERREICHI SCHEN
                              STARKASSEN AG, as Lender


                              By: /s/ Rima Terradista
                                  ----------------------------------------
                                  Name: RIMA TERRADISTA
                                  Title: Vice President


                              By: /s/ John S. Runnion
                                  ----------------------------------------
                                  Name: JOHN S. RUNNION
                                  Title: FIRST VICE PRESIDENT

                              BANK LEUMI TRUST COMPANY NEW YORK,
                              as Lender


                              By: /s/ Sami Ambar
                                  ----------------------------------------
                                  Name: Sami Ambar
                                  Title: Vice President

                              CREDIT AGRICOLE INDOSUEZ,
                              as Lender


                              By: /s/ Craig Welch
                                  ----------------------------------------
                                  Name: Craig Welch
                                  Title: FVP


                              By: /s/ Rene LeBlanc
                                  ----------------------------------------
                                  Name: Rene LeBlanc
                                  Title: VP, TL.

                              LEHMAN COMMERCIAL PAPER INC.,
                              as Lender


                              By: /s/ Michele Swanson
                                  ----------------------------------------
                                  Name: Michele Swanson
                                  Title: Authorized Signatory

                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              as Lender


                              By: /s/ Michael T. McLanghlan
                                  ----------------------------------------
                                  Name: Michael T. McLanghlan
                                  Title: Principal

                              THE TOYO TRUST AND BANKING CO. LTD.,
                              as Lender


                              By: /s/ T. Mikamo
                                  ----------------------------------------
                                  Name: T. MiKamo
                                  Title: Vice President

                              ALLIED IRISH BANKS PLC, CAYMAN ISLANDS
                              BRANCH, as Lender


                              By: /s/ Marcia Meeker
                                  ----------------------------------------
                                  Name: Marcia Meeker
                                  Title: Vice President


                              By: /s/ William J. Strickland
                                  ----------------------------------------
                                  Name: William J. Strickland
                                  Title: Senior Vice President

                              GULF INTERNATIONAL BANK B.S.C.
                              as Lender


                              By: /s/ Abdel-Fattah Tahoun
                                  ----------------------------------------
                                  Name: Abdel-Fattah Tahoun
                                  Title: Senior Vice President


                              By: /s/ Thomas E. Fitzherbert
                                  ----------------------------------------
                                  Name: Thomas E. Fitzherbert
                                  Title: Vice President

                              THE MITSUI TRUST AND BANKING COMPANY,
                              LIMITED, as Lender


                              By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                              STB DELAWARE FUNDING TRUST I, as Lender


                              By: /s/ Donald C. Hargadon
                                  ----------------------------------------
                                  Name: Donald C. Hargadon
                                  Title: Assistant Vice President